

<ARTICLE>                     5
<LEGEND>
                              This   exhibit    contains    summary    financial
                              information   extracted   from  the   Registrant's
                              financial   statements   for  the   period   ended
                              September  30,  1996,  and  is  qualified  in  its
                              entirety   by   reference   to   such    financial
                              statements. This exhibit shall not be deemed filed
                              for purposes of Section 11 of the  Securities  Act
                              of 1933 and Section 18 of the Securities  Exchange
                              Act of 1934,or  otherwise subject to the liability
                              of such Sections, nor shall it be deemed a part of
                              any other filing which incorporates this report by
                              reference,  unless  such  other  filing  expressly
                              incorporates this Exhibit by reference.
</LEGEND>
<MULTIPLIER>                  1,000
<CURRENCY>                    U.S. Dollars

<PERIOD-TYPE>                   12-MOS
<FISCAL-YEAR-END>                              SEP-30-1996
<PERIOD-START>                                 OCT-01-1995
<PERIOD-END>                                   SEP-30-1996
<EXCHANGE-RATE>                                          1
<CASH>                                               4,983
<SECURITIES>                                             0
<RECEIVABLES>                                        7,497
<ALLOWANCES>                                           256
<INVENTORY>                                          5,834
<CURRENT-ASSETS>                                    22,381
<PP&E>                                              11,551
<DEPRECIATION>                                       3,363
<TOTAL-ASSETS>                                      31,649
<CURRENT-LIABILITIES>                                4,287
<BONDS>                                                  0
<PREFERRED-MANDATORY>                                    0
<PREFERRED>                                              0
<COMMON>                                               126
<OTHER-SE>                                          18,991
<TOTAL-LIABILITY-AND-EQUITY>                        31,649
<SALES>                                             44,216
<TOTAL-REVENUES>                                    44,216
<CGS>                                               25,296
<TOTAL-COSTS>                                       25,296
<OTHER-EXPENSES>                                     9,266
<LOSS-PROVISION>                                         0
<INTEREST-EXPENSE>                                      79
<INCOME-PRETAX>                                      9,870
<INCOME-TAX>                                         3,917
<INCOME-CONTINUING>                                  5,953
<DISCONTINUED>                                           0
<EXTRAORDINARY>                                          0
<CHANGES>                                                0
<NET-INCOME>                                         5,953
<EPS-PRIMARY>                                         0.46
<EPS-DILUTED>                                         0.46

